UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2017
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MVB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)
304-363-4800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    Effective February 23, 2017, Nitesh S. Patel resigned his position as a member of the Board of Directors (the “Board”) of MVB Financial Corp. (the “Company”). Mr. Patel also contemporaneously resigned from positions as a member of the Board’s Finance Committee and Governance Committee. Mr. Patel further resigned as a member of the Board of Directors (the “Bank Board”) of MVB Bank, Inc. (the “Bank”) and the ALCO Committee and Loan Approval Committee of the Bank.
The Company wishes to thank Mr. Patel for his service and wishes him continued success in the future.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Larry F. Mazza
Larry F. Mazza President & Chief Executive Officer
Date:  February 24, 2017